EXHIBIT 23.2
                               CONSENT OF ACCOUNTANT


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                             EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated November 12, 1999 relating to the financial statements of GoldenAccess.Com,Inc., as of and for the year ended June 30, 1999 and for the respective periods June 13, 1997 (date of incorporation) through June 30, 1998 and 1999. We also consent to the reference to us under the headings "Experts" in such Registration Statement.


Kingery, Crouse & Hohl, P.A.

Tampa, Florida
November 12, 1999